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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K


                    Current Report Pursuant to Section 13 or
                  15(d) of the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                  JULY 23, 1998



                            ATMOS ENERGY CORPORATION
             (Exact Name of Registrant as Specified in its Charter)



          TEXAS AND VIRGINIA                                    75-1743247
         --------------------                                  ------------
     (State or Other Jurisdiction                            (I.R.S. Employer
   of Incorporation or Organization)                         Identification No.)


   1800 THREE LINCOLN CENTRE, 5430
      LBJ FREEWAY, DALLAS, TEXAS                                   75240
   -------------------------------                              ------------
   (Address of Principal Executive                               (Zip Code)
               Offices)

               Registrant's Telephone Number, Including Area Code
                                 (972) 934-9227
                                   ----------

          ------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5.  OTHER EVENTS.

         On July 23, 1998, Atmos Energy Corporation announced in a news release its earnings and other related financial information for the quarter ended June 30, 1998.

         On July 23, 1998, Atmos Energy Corporation announced in a news release its pricing of a $150 million debt offering together with other information related to the offering.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

             (c)      Exhibits

                      99.1 News Release of Atmos Energy Corporation dated July 23, 1998.

                      99.2 News Release of Atmos Energy Corporation dated July 23, 1998.
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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            ATMOS ENERGY CORPORATION
                                                 (Registrant)



DATE:  July 24, 1998                       By:  /s/ Glen A. Blanscet
                                                --------------------
                                                    Glen A. Blanscet
                                                    Vice President,
                                                    General Counsel and
                                                    Corporate Secretary


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                               INDEX TO EXHIBITS


Exhibit                            Item                                    Page
-------                            ----                                    ----

 99.1     News Release of Atmos Energy Corporation dated July 23, 1998.     5

 99.2     News Release of Atmos Energy Corporation dated July 23, 1998.     7